UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2009

MedQuist Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Bishops Gate Boulevard, Suite 300, Mount Laurel, New Jersey		08054-4632
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	856.206.4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

BACK-END SPEECH RECOGNITION LICENSING AGREEMENT

On November 10, 2009, MedQuist Inc. (the "Company", "us", "we" or "our") entered into an Amendment No. 7 to that certain Licensing Agreement with Philips Speech Recognition Systems GmbH f/k/a Philips Austria GmbH, Philips Speech Processing, a Republic of Austria corporation ("PSP") dated May 22, 2000 (the "Back-End Speech Recognition Licensing Agreement"), as amended by Amendment No.1 dated January 1, 2002, Amendment No. 2 dated December 10, 2002, Amendment No. 3 dated August 10, 2003, Amendment No. 4 dated September 1, 2004, Amendment No. 5 dated December 30, 2005 and Amendment No. 6 dated February 13, 2007. The Back-End Speech Recognition Licensing Agreement and each amendment thereto are attached as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission ("SEC") on July 5, 2007, with portions omitted and filed separately with the SEC pursuant to a request for confidential treatment.

During 2008, Nuance Communications, Inc. ("Nuance") purchased PSP. Nuance is successor-in-interest to PSP. Under the Back-End Speech Recognition Licensing Agreement, the Company licenses Nuance’s SpeechMagic speech recognition and processing software, which the company previously licensed from PSP prior to its acquisition by Nuance. Amendment No. 7 to the Licensing Agreement extends the term of the Back-End Speech Recognition Licensing Agreement until June 30, 2015. Thereafter, upon written notice to Nuance, the Company has the right to renew the Back-End Speech Recognition Licensing Agreement for two successive terms of five years each (each a "Renewal Term") on the same terms (except pricing terms) and conditions of the Back-End Speech Recognition Licensing Agreement in effect at the end of the then-current initial term or Renewal Term. To the extent new pricing terms will apply to a Renewal Term, such terms must be determined and agreed to in writing by us and Nuance in advance of the start of such Renewal Term. In addition, any new pricing terms must be based upon Nuance’s then-current standard market prices.

The Amendment No. 7 to the Licensing Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, with portions omitted and filed separately with the SEC pursuant to a request for confidential treatment.

THIRD AMENDED AND RESTATED OEM SUPPLY AGREEMENT

On November 10, 2009, we entered into a Third Amended and Restated OEM Supply Agreement with Nuance (the "Third Amended and Restated OEM Supply Agreement"). The Third Amended and Restated OEM Supply Agreement amends the Second Amended and Restated OEM Supply Agreement with PSP dated as of October 1, 2008 (the "Second Amended and Restated OEM Supply Agreement"), which clarified certain provisions of an Amended and Restated OEM Supply Agreement with PSP dated as of September 21, 2007 (the "Amended and Restated OEM Supply Agreement"), which amended and Restated an OEM Supply Agreement with PSP dated September 23, 2004 (the "OEM Supply Agreement"). The Third Amended and Restated OEM Supply Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, with portions omitted and filed separately with the SEC pursuant to a request for confidential treatment.

Under the Second Amended and Restated OEM Supply Agreement, the Company purchased a co-ownership interest in all rights and interests in and to SpeechQ for Radiology together with its components, including object and source code for the SpeechQ for Radiology application and the SpeechQ for Radiology integration SDK (collectively, the "Product"), but excluding the SpeechMagic speech recognition and processing software, which we separately licensed from PSP pursuant to the terms and conditions of the Back-End Speech Recognition Licensing Agreement (other than pricing which was set forth in the Second Amended and Restated OEM Supply Agreement). SpeechQ for Radiology is our front-end speech recognition software application.

The Third Amended and Restated OEM Supply Agreement made the following substantive modifications to the Second Amended and Restated OEM Supply Agreement:

• The termination date was extended to June 30, 2015 from June 30, 2010. In addition, upon written notice to Nuance, we have the right to renew the Third Amended and Restated OEM Supply Agreement for two successive terms of five years each (each an "OEM Renewal Term") on the same terms (except pricing terms) and conditions of the Third Amended and Restated OEM Supply Agreement in effect at the end of the then-current initial term or OEM Renewal Term. To the extent new pricing terms will apply to an OEM Renewal Term, such terms must be determined and agreed to in writing by us and Nuance in advance of the start of such OEM Renewal Term. In addition, any new pricing terms must be based upon Nuance’s then-current standard market prices.

• Nuance is required to provide the services necessary to maintain the current code base of the Product until the earlier of: (i) the end of the term of the Third Amended and Restated OEM Supply Agreement; or (ii) our termination of Nuance’s maintenance and support obligations.

• We are permitted to make modifications to the Product to use and market it in medical specialties other than radiology.

FRONT-END SPEECH RECOGNITION LICENSING AGREEMENT

On November 10, 2009, we entered into a separate Licensing Agreement with Nuance (the "SpeechMagic for SpeechQ Licensing Agreement") under which we now license the SpeechMagic speech recognition and processing software for use in our SpeechQ for Radiology and SpeechQ for General Medicine applications. The SpeechMagic for SpeechQ Licensing Agreement will terminate on June 30, 2015, however, we have the right to renew the agreement for two successive terms of five years each (each a "SpeechMagic Renewal Term") on the same terms (except pricing terms) and conditions of the SpeechMagic for SpeechQ Licensing Agreement in effect at the end of the then-current initial term or SpeechMagic Renewal Term. To the extent new pricing terms will apply to a Speech Magic Renewal Term, such terms must be determined and agreed to in writing by us and Nuance in advance of the start of such SpeechMagic Renewal Term. In addition, any new pricing terms must be based upon Nuance’s then-current standard market prices.

Under the SpeechMagic for SpeechQ Licensing Agreement we must:

• incorporate a minimum percentage of royalty bearing licenses of the SpeechMagic speech recognition and processing software for use in our front-end speech recognition application (such as SpeechQ for Radiology and SpeechQ for General Medicine) that we grant to our customers in the United States and certain other areas, and

• generate a certain minimum percentage of our transcription that is produced through the use of Back-End Speech Recognition software, using Nuance’s SpeechMagic speech recognition and processing software pursuant to the Back-End Speech Recognition Licensing Agreement.

The SpeechMagic for SpeechQ Licensing Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, with portions omitted and filed separately with the SEC pursuant to a request for confidential treatment.

PSP is an affiliate of Koninklijke Philips Electronics N.V. which was our majority shareholder prior to August 6, 2008. We have no material relationship with Nuance other than the agreements described in this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.

November 16, 2009	By:	/s/ Mark R. Sullivan

Name: Mark R. Sullivan
Title: General Counsel, Chief Compliance Officer and Secretary